Exhibit 10.27

THIRD AMENDMENT TO NET LEASE AGREEMENT

THIS THIRD AMENDMENT TO LEASE AGREEMENT (“Third Amendment”) is made and entered into by and between Millbrae Square Company (“Landlord”) and Heska Corporation (“Tenant”).

RECITALS

1.	The Tenant previously entered into a Net Lease Agreement dated May 24, 2004 (“Lease”) with the prior owner of the subject property, CCMRED 40, LLC (“CCMRED”).

2.	Tenant and CCMRED entered into a First Amendment to Net Lease Agreement (“First Amendment”) dated February 11, 2005 and a Second Amendment to Net Lease Agreement (“Second Amendment”) dated July 14, 2005.

3.	Landlord has acquired the subject property from CCMRED and, as the owner, is now the Landlord under the Lease, as amended.

4.	The parties desire to enter into this Third Amendment to Net Lease Agreement.

NOW, THEREFORE, for good and valuable consideration, the adequacy of which is hereby acknowledged, the parties mutually agree as follows:

1.	The Recitals set forth above are accurate and are incorporated into this Third Amendment.

2.	The parties hereby agree that the following subsection (e) be added to Section 38, Option to Extend, in the Lease:

(e) In the event Tenant fails to exercise its initial Extension Option, the Expiration Date shall be 12:00 midnight on December 31, 2023 and Tenant shall pay Monthly Base Rent equal to LY23 Annual Base Rent divided by 12 for each month of the seven month period from June 1, 2023 to December 31, 2023 (the “Stub Year”).

3.	Except as modified by this Third Amendment, the Lease, as amended, shall remain in full force and effect.

4.	This document may be executed in counterparts, each of which shall constitute an original.

Dated effective this 1st day of January, 2010.

TENANT: HESKA CORPORATION, a Delaware Corporation

By:	/s/ Robert B. Grieve
ROBERT B. GRIEVE Chairman and Chief Executive Officer

ATTEST:

By:	/s/ Jason A. Napolitano
JASON A. NAPOLITANO Executive Vice President, Chief Financial Officer & Secretary

LANDLORD: MILLBRAE SQUARE COMPANY, a California Limited Partnership

By:	/s/ Modesto R. Imbimbo
MODESTO R. IMBIMBO General Partner